UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 700, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	FLS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2025, the Company held its virtual 2025 Annual Meeting. The number of shares present at the 2025 Annual Meeting was 114,371,672, representing 86.86% of the 131,667,157 shares issued and outstanding that were entitled to vote on March 18, 2025, the record date for the 2025 Annual Meeting.

Four items of business were submitted to shareholders at the 2025 Annual Meeting. The voting results for each proposal are set forth below:

1. Election of Directors. The director nominees listed below were duly elected at the 2025 Annual Meeting for annual terms expiring in 2026 pursuant to the following votes:

Nominee	For	Against	Abstained	Broker Non-Votes
R. Scott Rowe	107,194,066	102,002	76,461	6,999,143

Sujeet Chand	107,166,391	130,708	75,430	6,999,143

Ruby R. Chandy	107,116,794	152,376	103,359	6,999,143

Gayla J. Delly	104,924,368	2,374,587	73,574	6,999,143

John L. Garrison	107,200,916	94,898	76,715	6,999,143

Cheryl H. Johnson	107,008,695	289,670	74,164	6,999,143

Michael C. McMurray	106,697,538	598,710	76,281	6,999,143

Thomas B. Okray	106,084,069	1,211,835	76,625	6,999,143

Ross B. Shuster	107,208,088	87,860	76,581	6,999,143

Kenneth I. Siegel	105,455,343	1,843,583	73,603	6,999,143

2. Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	104,971,283
Votes AGAINST:	1,853,799
Votes ABSTAINED:	547,447
Broker Non-Votes:	6,999,143

3. Ratification of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2025 was ratified pursuant to the following votes:

Votes FOR:	105,872,307
Votes AGAINST:	8,387,323
Votes ABSTAINED:	112,042
Broker Non-Votes:	N/A

4. Shareholder Proposal – Requesting Elimination of the One-Year Holding Period Requirement to Call a Special Shareholder Meeting. The shareholder proposal requesting the elimination of the one-year holding period requirement to call a special shareholder meeting, did not pass, pursuant to the following votes:

Votes FOR:	10,729,566
Votes AGAINST:	96,453,313
Votes ABSTAINED:	189,650
Broker Non-Votes:	6,999,143

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 19, 2025	By:	/s/ Susan C. Hudson
Susan C. Hudson
Senior Vice President, Chief Legal Officer and Corporate Secretary